UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2012

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware	000-20201	06-0967107
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)	Identification No.)

114 W. 41st Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

(212) 840-5666
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On March 19, 2012, Hampshire Group, Limited (the “Company”) released its earnings for the fourth quarter and fiscal year ended December 31, 2011. A copy of the Company’s first press release in respect thereof is attached hereto as Exhibit 99.1, and a copy of the Company’s updated press release is attached hereto as Exhibit 99.2, each of which are incorporated by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

99.1              Press Release of Hampshire Group, Limited dated March 19, 2012

99.2              Updated Press Release of Hampshire Group, Limited dated March 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ Heath L. Golden
Name: Heath L. Golden Title: President and Chief Executive Officer

Dated: March 23, 2012